A TRANSFORMATIONAL PLACENTAL BIOLOGICS COMPANY H.C. Wainwright Global Investment Conference May 2022 Exhibit 99.1

DISCLAIMER & CAUTIONARY STATEMENTS This presentation includes forward-looking statements. Forward-looking statements are subject to risks and uncertainties, and the Company cautions investors against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Such forward-looking statements include statements regarding: future sales or sales growth; the Company’s expectations regarding its mdHACM product’s potential use as a safe and effective treatment option, and that it may be an effective treatment for persons battling inflammatory conditions; the Company’s plans for meetings with the U.S. Food & Drug Administration (FDA), and planned biologics license application (BLA) submissions to the FDA, and their timing; plans for future clinical trials, including the Company’s decision to pursue or not pursue, and their timing; the effectiveness of amniotic tissue as a therapy for any particular indication or condition; estimates of potential market size for the Company’s current and future products; plans for expansion outside of the U.S.; expected spending on clinical trials and research and development; the Company’s long-term strategy for value creation, the status of its pipeline products, expectations for future products, and expectations for future growth;

DISCLAIMER & CAUTIONARY STATEMENTS Additional forward-looking statements may be identified by words such as "believe," "expect," "may," "plan," "potential," "will," "preliminary," and similar expressions, and are based on management's current beliefs and expectations. Forward-looking statements are subject to risks and uncertainties, and the Company cautions investors against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Factors that could cause actual results to differ from expectations include: future sales are uncertain and are affected by competition, access to customers, patient access to healthcare providers, and many other factors; the results of a clinical trial or trials may not demonstrate that the product is safe or effective, or may have little or no statistical value; the Company may change its plans due to unforeseen circumstances, and delay or alter the timeline for future trials, analyses, or public announcements; the timing of any meeting with the FDA depends on many factors and is outside of the Company’s control, and the results from any meeting are uncertain; a BLA submission requires a number of prerequisites, including favorable study results and statistical support, and completion of a satisfactory FDA inspection of the Company’s manufacturing facility or facilities; plans for future clinical trials depend on the results of pending clinical trials, discussion with the FDA, and other factors; and conducting clinical trials is a time-consuming, expensive, and uncertain process; the future market for the Company’s products can depend on regulatory approval of such products, which might not occur at all or when expected, and is based in part on assumptions regarding the number of patients who elect less acute and more acute treatment than the Company’s products, market acceptance of the Company’s products, and adequate reimbursement for such therapies; the process of obtaining regulatory clearances or approvals to market a biological product or medical device from the FDA or similar regulatory authorities outside of the U.S. is costly and time consuming, and such clearances or approvals may not be granted on a timely basis, or at all, and the ability to obtain the rights to market additional, suitable products depends on negotiations with third parties which may not be forthcoming; whether there is full access to hospitals and healthcare provider facilities, as a continuation or escalation of access restrictions or lockdown orders resulting from the ongoing COVID-19 pandemic; and expected spending can depend in part on the results of pending clinical trials. The Company describes additional risks and uncertainties in the Risk Factors section of its most recent annual report and quarterly reports filed with the Securities and Exchange Commission. Any forward-looking statements speak only as of the date of this presentation and the Company assumes no obligation to update any forward-looking statement.

LEADING PRODUCT PORTFOLIO POSITIONED FOR GROWTH 83.1% TTM Gross Margin $257.5M TTM Net Sales $504M Market Cap4 (1) TTM refers to the trailing twelve months ended March 31, 2022, and is calculated for any measure by adding the results for the full year ended December 31, 2021 to the results for the quarter ended March 31, 2022 and subtracting the results for the quarter ended March 31, 2021; Adjusted EBITDA is a non-GAAP measure consisting of GAAP net loss excluding: (i) depreciation, (ii) amortization of intangibles, (iii) interest expense, (iv) income tax provision, (v) costs incurred in connection with Audit Committee Investigation and Restatement, (vi) impairment of intangible assets, and (vii) share-based compensation. Refer to Item 7 of our Annual Report on Form 10-K for the year ended December 31, 2021 filed with the SEC on February 28, 2022 (the “2021 Annual Report”) for defined terms and reconciliation to the nearest GAAP measure. (2) Year-over-year growth based on sales of our Advanced Wound Care products, which excludes Section 351 products (as defined in our 2021 Annual Report) for Q1 2022 compared to Q1 2021. (3) As of December 31, 2021. (4) Based on closing stock price on May 23, 2022. Assumes conversion of Series B shares. (5) As of May 23, 2022; (6) UnitedHealthcare Commercial Medical Policy 2020T0592H; Aetna Policy: CPB# 331, Skin and Soft Tissue Substitutes; Anthem Policy: SURG.00011, Allogeneic, Xenographic, Synthetic and Composite Products for Wound Healing and Soft Tissue Graf ting; Cigna Policy: 0068, Tissue-Engineered Skin Substitutes; Humana Policy: HCS-0370-037, Skin and Tissue Substitutes. (7) Safiri S, Kolahi A, Smith E, et al. Global, regional and national burden of osteoarthritis 1990-2017: a systematic analysis of the Global Burden of Disease Study 2017Annals of the Rheumatic Diseases 2020;79:819-828. (8) Sen CK. Human Wounds and Its Burden: An Updated Compendium of Estimates. Adv Wound Care (New Rochelle). 2019; 8(2):39-48. doi:10.1089/wound.2019.0946; (9) BioMed GPS SmartTrak; (10) Tettelbach, WH, Armstrong, DG, Chang, TJ, et al. Cost-effectiveness of dehydrated human amnion/chorion membrane allografts in lower extremity diabetic ulcer treatment. Journal of Wound Care 2022 31:Sup2, S10-S31. (11) Snyder DL, et al. Agency for Healthcare Research and Quality. https://www.cms.gov/Medicare/Coverage/DeterminationProcess/downloads/id109TA.pdf. Published February 2020. Accessed October 13, 2021. AHRQ = Agency for Healthcare Research and Quality 100% National Payor Coverage for DFUs6 800+ Employees3 $12.0M TTM Adjusted EBITDA1 MDXG $75.7M Cash at 3/31/22 2,000,000+ Allografts Distributed5 Year-over-year Revenue growth in Wound Care & Surgical business2 ($12.4M) TTM Net Loss 13.4% 30M (U.S.) with diabetes8 2.9M chronic wounds9 In a recent peer-reviewed study, the average cost/episode with EPIFIX was 42% of the low risk-of-bias studies in AHRQ assessment were on MIMEDX products11 300M+ people worldwide suffering from hip and knee OA7 ~$3000 less versus other advanced treatments10 50+ Clinical & Scientific Publications

COMPELLING INVESTMENT THESIS Foundation Positioned for Growth 11-14% Mid-Term Growth Expectations Plan to Commence Pivotal KOA Clinical Trial Program in 2022 View to Free Cash Flow

THE TRANSFORMATIONAL POTENTIAL Existing 2022-2023 2026+ Advanced Wound Care Advanced Wound Care Surgical Recovery Japan + + Advanced Wound Care Surgical Recovery Japan + + + Other OUS + $1.1B $2.7B Knee Osteoarthritis $4B+ DMOAD Transforming medicine in large and high growth markets with significant unmet needs BioMed GPS SmartTrak; GlobalData Tissue Engineered-Skin Sub Data Model Wound Management Year 2020 – retrieved Sept 2021; GlobalData Knee Reconstruction Data Model United States 2020; 3rd party proprietary assessment; Management estimates; OUS = Outside of United States; DMOAD = Disease Modifying Osteoarthritis Drug

SIGNIFICANT UNMET CLINICAL NEED IN KNEE OSTEOARTHRITIS Market Sizing Algorithm 19 Million Patients with KOA 12 Million Target for HA Injections Value Multipliers DMOAD substantially amplifies market opportunity Product Label Dosing Regimen Bilateral Application Prophylactic Use Place in Treatment Algorithm Clinical Trial Results DMOAD Multiple factors drive overall transformation GlobalData: 2020 Orthopedic Devices Knee Reconstruction US (2015-2030); GlobalData: Viscosupplementation Model (HA) U.S. (2015-2030); KOA = Knee Osteoarthritis; HA = Hyaluronic Acid

mdHACM HOLDS POTENTIAL TO REDUCE PAIN AND INCREASE FUNCTION IN KOA Knee Osteoarthritis 1H 2H 1H 2H 1H 2H 1H 2H 1H 2H 1H 2H 2022 2023 2024 2025 2026 2027 Phase 2B study did not meet primary endpoints across 446 patient population, but demonstrated statistically significant and clinically meaningful improvement within pre-interim analysis cohort (n=190) Plan to commence registrational KOA Clinical Trial Program in 2022 Anticipate BLA filing in late-2025 with greater probability of success Trial initiation Est. launch Est. BLA filing 190-patient Cohort 3 months 6 months WOMAC Pain p=0.032 p=0.009 WOMAC Function p=0.046 p=0.009 WOMAC Total p=0.038 p=0.008 MIMEDX has learned much from this trial and I think they will further refine the final product characterization and we should be optimistic that we will see positive results from future trials with this product. Dr. Vibeke Strand MIMEDX Investor Day (Dec. 7, 2021) Pre-Interim Analysis Cohort mdHACM = micronized dehydrated Human Amnion Chorion Membrane; WOMAC = Western Ontario and McMaster Universities Osteoarthritis Index; BLA = Biologics License Application; Timeline represents current plans and estimates only. Actual results and timing may differ materially. There can be no assurance that clinical trials are conducted or completed on schedule, that trial results are favorable, or that we obtain regulatory approval for our products and indications.

mdHACM HOLDS POTENTIAL TO REDUCE PAIN AND INCREASE FUNCTION IN KOA 190-patient Cohort mdHACM Placebo p-value Pain Score % Improvement Pain Score % Improvement WOMAC Pain at Baseline 10.0 n/a 9.6 n/a n/a WOMAC Pain at 3-months 4.9 51% 5.7 40% p=0.032 WOMAC Pain at 6-months 3.8 62% 5.2 45% p=0.009 Phase 2B study did not meet primary endpoints across 446 patient population, but demonstrated statistically significant and clinically meaningful1 improvement within pre-interim analysis cohort (n=190) Pre-Interim Analysis Cohort mdHACM demonstrated a strong and clinically meaningful improvement from baseline over placebo in 190 patient pre-interim analysis cohort (1) Minimal-Clinically Important Improvement (MCII), defined as the smallest change in measurement that signifies an important improvement in a patient’s symptom,; Dowsey MM, Choong PF. The utility of outcome measures in total knee replacement surgery. Int J Rheumatol. 2013;2013:506518. doi: 10.1155/2013/506518. Epub 2013 Oct 31. PMID: 24288541; PMCID: PMC3833283.; mdHACM = micronized dehydrated Human Amnion Chorion Membrane; WOMAC = Western Ontario and McMaster Universities Osteoarthritis Index

Inorganic opportunities and future year new product launches would present additional upside opportunity Future year new product A Future year new product B Accretive Inorganic Opportunities + + = MID-TERM GROWTH EXPECTATIONS DRIVEN BY TREATMENT TRANSFORMATION AND ONGOING PORTFOLIO INNOVATION Management estimates of annual revenue growth rate.

EXPANSION INTO SURGICAL RECOVERY MARKET PROPELS GROWTH Total Addressable Market +10% Annual Tissue augmentation Barrier properties Surgical closure Growth Drivers: Aging population Increasing obesity Awareness & penetration $0.9B $1.3B BioMed GPS SmartTrak; 3rd party proprietary assessment; Management estimates

MULTIPLE OPPORTUNITIES TO EXPAND EXISTING PROCEDURE BASE SURGICAL SPECIALTY PROCEDURAL EXAMPLE Vascular Incision Management Amputation Orthopaedics Joint Replacement Rotator Cuff Repair Spine Lumbar Decompression General Surgery Bowel Anastomosis Gynecology C-Section Incisions Hysterectomy Plastics Mohs Defect Reconstruction Incision Management

SURGICAL RECOVERY GROWTH DRIVEN BY MARKET DEVELOPMENT Expand Reach in O.R. Procedural Training KOL Development by Specialty New Product Launches Clinical & Economic Evidence Targeting Unmet Needs Leveraging Portfolio Tissue Handling Antimicrobial Platform Functional Healing

OPPORTUNITIES TO EXTEND LEADERSHIP IN DIFFERENTIATED CLINICAL EVIDENCE 29% 2% Experienced Complications: Autologous Flap/ FTSG EPIFIX Mohs Defect Repair with Dehydrated Human Amnion/Chorion Membrane1 Outcomes comparing autologous flaps/grafts and dHACM Patients receiving flaps or grafts were 19x more likely to experience poor cosmesis or revisions Poor Cosmesis: 15% 0% Autologous Flap/ FTSG EPIFIX 10% 0% Autologous Flap/ FTSG EPIFIX Patients receiving flaps or grafts were 12x more likely to have infections or surgical reintervention Infections: Revisions: Surgical Reintervention: 8% 0% Autologous Flap/ FTSG EPIFIX 10% Autologous Flap/ FTSG EPIFIX 2% AREAS OF FOCUS Chronic wound clinical & health economic outcomes Treating challenging surgical wounds Complex incision management Orthopaedic surgical recovery (1) Toman J, Michael GM, Wisco OJ, Adams JR, Hubbs BS. Mohs Defect Repair with Dehydrated Human Amnion/Chorion Membrane. Facial Plast Surg Aesthet Med. 2021 Oct 29. doi: 10.1089/fpsam.2021.0167. Epub ahead of print. PMID: 34714143. FTSG = Full Thickness Skin Grafts

2022 LAUNCHES EXPAND PLACENTAL PORTFOLIO AMNIOEFFECT™ Placental Collagen Matrix Particulate format fulfills key portfolio gap Retains key extracellular matrix components Wide range of sizes up to 9 cm x 20 cm Improved handling for minimally invasive procedures Anticipate two new, organic products launched per year; future year new product launches would present additional upside opportunity

Why This is the Right Team: Positive Financial Metrics Showing Growth, Steps Company has Taken to Address Underperformance--- ADVANCED WOUND CARE CONTINUES TO EXHIBIT STRONG DOUBLE-DIGIT GROWTH (1) Adjusted net sales excludes revenue recognized from cash collections on remaining contracts. Adjusted net sales is a non-GAAP measurement. (2) Section 361 includes Tissue + Cord sales. Section 351 includes Micronized + Particulate sales. (3) TTM refers to the trailing twelve months ended March 31, 2022, and is calculated for any measure by adding the results for the full year ended December 31, 2021 to the results for the quarter ended March 31, 2022 and subtracting the results for the quarter ended March 31, 2021. Adjusted Net Sales1 Net Sales Advanced Wound Care / Section 361 Net Sales2 +16.7% Results for TTM3 Ended March 31 ($M) +4.5% +5.7% Adjusted Net Sales1 Net Sales Advanced Wound Care / Section 361 Net Sales2 Results for the Three Months Ended March 31 ($M) (1.8%) +13.4% (1.3%) 2021 2022 2021 2022 2021 2022 2021 2022 2021 2022 2021 2022

Why This is the Right Team: Positive Financial Metrics Showing Growth, Steps Company has Taken to Address Underperformance--- CONSISTENT OUTPERFORMANCE COMPARED TO CONSENSUS WITH STRONG, SUSTAINED GROWTH FROM THE COMPANY’S CORE BUSINESS Multiple Quarters With Strong Growth in the Company’s Advanced Wound Care / Section 361 Business Quarterly Revenue Performance Compared to Consensus Since NASDAQ Relisting Consensus Beat / Miss % Beat / Miss 10.6% 0.1% 16.0% 4.7% 5.8% 8.9% Year-over-Year Revenue Growth 29.5% 13.1% 12.9% 13.4% 6.2% 5.6% (1) 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 (1) The increase was primarily the result of an increase in sales volume over the prior year period, which was previously impacted by the COVID-19 pandemic. The impact on the prior year’s net sales resulted primarily from the COVID-19 pandemic causing cancellations and postponements for many elective procedures across the U.S.

EXISTING CASH LEVELS ARE SUFFICIENT TO SUPPORT NEAR-TERM R&D EFFORTS Free cash flow neutral Free cash flow positive Increase Decrease Total Business Results represents expected Adjusted EBITDA. Other Uses include debt service, and investigation, restatement and related expenses. Dec ‘21 Business Results Business Results Capital Expenditures Capital Expenditures Other Uses Other Uses Dec ‘22 Dec ‘23 Cash and cash equivalents at March 31, 2022 = $75.7 million Expect two clinical trials for Knee OA indication to cost less than $30 million; incurred over three years Over the 12 – 15 months ending December 2022, we continue to expect: Base business to be cash flow neutral Overall revenue to return to levels consistent with those prior to end of Enforcement Discretion(1)

PIONEER IN PLACENTAL BIOLOGICS Distinct drivers of significant shareholder value with current and future growth potential Wound Care & Surgical Recovery Regenerative Medicine & Biologics Innovation

2022 OBJECTIVES SUPPORT CURRENT AND FUTURE GROWTH POTENTIAL R&D Initiate Phase 3 KOA Clinical Studies Increase Product Vitality Index Advance body of scientific evidence Operations Implement CGMP throughout supply chain Leverage cost base through production efficiencies Optimize quality, processes and scale Commercial Achieve sustainable double-digit growth target Expand international footprint, with initial launch in Japan Launch two new products – AMNIOEFFECT™ and PCM CGMP = Current Good Manufacturing Practices; PCM = Placental Collagen Matrix

OUR PLACENTAL BIOLOGICS ARE TRANSFORMING MEDICINE AND PATIENTS’ LIVES

APPENDIX

SUMMARY BALANCE SHEETS ($ millions) 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 Assets Cash and Cash Equivalents 48.2 109.6 95.8 84.7 85.0 90.6 87.1 75.7 Accounts Receivable, net 30.1 33.0 35.4 35.4 37.2 36.5 40.4 37.7 Inventory, net 10.6 11.0 10.4 11.6 10.1 11.2 11.4 13.2 Other Current Assets 18.7 17.9 19.0 18.3 15.4 3.6 9.6 9.3 Total Current Assets 107.6 171.5 160.6 150.0 147.7 141.9 148.5 135.9 Property and Equipment 10.8 10.3 11.4 11.0 10.3 9.9 9.2 8.8 Other Assets 32.5 31.5 30.0 29.8 29.1 28.7 30.2 29.7 Total Assets 150.9 213.3 202.0 190.8 187.1 180.5 187.9 174.4 Liabilities and Stockholders’ Equity (Deficit) Current Liabilities 63.7 57.3 59.2 55.4 50.6 41.7 42.4 36.6 Long Term Debt, net 61.5 47.6 47.7 47.8 47.9 48.0 48.1 48.2 Other Liabilities 2.9 4.4 3.7 3.6 3.3 4.1 4.9 4.6 Total Liabilities 128.1 109.3 110.6 106.8 101.8 93.8 95.4 89.4 Convertible Preferred Stock 0.0 91.1 91.6 92.0 92.5 92.5 92.5 92.5 Stockholders’ Equity (Deficit) 22.9 12.9 (0.2) (8.0) (7.2) (5.8) 0.1 (7.4) Total Liabilities and Stockholders’ Equity (Deficit) 150.9 213.3 202.0 190.8 187.1 180.5 187.9 174.4 Note: figures don’t add to subtotals due to immaterial rounding differences.

SUMMARY INCOME STATEMENTS ($ millions) 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 Net Sales 53.6 64.3 68.6 60.0 68.2 63.1 67.4 58.9 Cost of Sales 8.2 10.3 10.8 9.7 12.8 10.1 10.7 9.9 Gross Profit 45.4 54.0 57.8 50.3 55.4 53.0 56.7 49.0 Research & Development 2.3 3.4 3.4 4.3 4.1 4.3 4.6 6.0 Selling, General, and Administrative 37.3 48.0 48.8 45.4 53.6 46.3 53.1 49.6 Investigation, Restatement, and Related 11.4 12.0 20.4 7.2 (2.1) 3.2 (4.5) 2.6 Amortization of Intangible Assets 0.3 0.3 0.3 0.2 0.2 0.2 0.2 0.2 Impairment of Intangible Assets 0.0 0.0 1.0 0.0 0.0 0.0 0.1 0.0 Operating (Loss) Income (5.9) (9.7) (16.1) (6.8) (0.4) (1.0) 3.3 (9.3) Loss on Extinguishment of Debt 0.0 (8.2) 0.0 0.0 0.0 0.0 0.0 0.0 Interest Expense, net (2.6) (1.5) (1.5) (1.5) (1.4) (1.0) (1.2) (1.1) Pretax (Loss) Income (8.4) (19.4) (17.6) (8.3) (1.8) (2.0) 2.1 (10.4) Income Tax Provision Benefit (Expense) 0.0 0.0 1.0 (0.1) 0.0 (0.3) 0.1 (0.1) Net (Loss) Income (8.5) (19.4) (16.6) (8.4) (1.8) (2.3) 2.2 (10.5) Note: figures don’t add to subtotals due to immaterial rounding differences.

SUMMARY CASH FLOW STATEMENTS ($ millions) 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 Net (Loss) Income (8.5) (19.4) (16.6) (8.4) (1.8) (2.3) 2.2 (10.5) Share-Based Compensation 4.4 3.7 3.9 3.2 4.1 3.8 3.6 4.0 Depreciation 1.4 1.5 1.3 1.2 1.3 0.9 1.0 0.9 Other Non-Cash Effects 1.3 9.5 1.7 1.1 0.9 0.6 0.7 0.6 Changes in Assets 2.9 (1.8) (6.2) 0.1 1.9 11.0 (9.5) 0.7 Changes in Liabilities (4.7) 1.9 5.5 (3.9) (4.8) (7.6) (1.3) (5.9) Net Cash Flows (Used in) Provided By Operating Activities (3.1) (4.6) (10.4) (6.7) 1.6 6.4 (3.3) (10.2) Purchases of Property and Equipment (0.4) (0.7) (2.2) (1.9) (0.4) (0.6) (0.3) (0.1) Patent Application Costs (0.1) 0.0 (0.1) (0.2) (0.0) (0.1) (0.0) (0.1) Other 0.0 0.0 0.0 0.0 0.0 0.1 0.0 0.0 Net Cash Flows Used in Investing Activities (0.5) (0.7) (2.3) (2.1) (0.4) (0.6) (0.3) (0.1) Preferred Stock Net Proceeds 0.0 93.4 (0.8) 0.0 0.0 0.0 0.0 0.0 Proceeds from Term Loan 10.0 49.5 0.0 0.0 0.0 0.0 0.0 0.0 Repayment of Term Loan (10.9) (72.0) 0.0 0.0 0.0 0.0 0.0 0.0 Prepayment Premium on Term Loan 0.0 (1.4) 0.0 0.0 0.0 0.0 0.0 0.0 Deferred Financing Cost 0.0 (2.8) (0.3) 0.0 0.0 0.0 0.0 0.0 Stock Repurchased for Tax Withholdings on Vesting of Restricted Stock (0.8) (0.1) 0.0 (3.2) (1.4) (0.2) 0.0 (1.2) Proceeds from Exercise of Stock Options 0.0 0.1 0.0 0.9 0.5 0.0 0.0 0.2 Net Cash Flows (Used in) Provided By Financing Activities (1.8) 66.7 (1.1) (2.3) (0.9) (0.2) 0.0 (1.0) Beginning Cash Balance 53.5 48.2 109.6 95.8 84.7 85.0 90.6 87.1 Change in Cash (5.3) 61.4 (13.8) (11.1) 0.3 5.6 (3.5) (11.4) Ending Cash Balance 48.2 109.6 95.8 84.7 85.0 90.6 87.1 75.7 Note: certain figures may not foot due to rounding.

REVENUE DETAIL Quarter Trailing 12 Months ($ millions) 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q21 3Q21 4Q21 1Q22 Advanced Wound Care / Section 3611 45.8 55.1 59.4 51.5 59.3 62.3 66.9 58.5 225.3 232.5 240.0 247.0 Section 3511 6.1 8.2 8.7 8.2 8.6 0.5 0.3 0.4 33.7 26.0 17.6 9.8 Other2 1.7 1.0 0.5 0.3 0.3 0.3 0.1 0.0 2.1 1.4 1.0 0.7 Net Sales $ 53.6 $ 64.3 $ 68.5 $ 60.0 $ 68.2 $ 63.1 $ 67.4 $ 58.9 $261.1 $259.9 $258.6 $257.5 (1) Section 361 includes Tissue + Cord sales. Section 351 includes Micronized + Particulate sales. (2) Other primarily includes cash collected related to the remaining contracts. For a discussion of the remaining contracts, refer to Item 8, Notes to the Consolidated Financial Statements in the MiMedx Group, Inc. Form 10-K for the years ended December 31, 2020 and 2021, and the respective Form 10-Qs for the noted quarterly periods. Note: certain figures may not foot due to rounding.

NON-GAAP METRICS RECONCILIATION ($ millions) 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 Net Sales – Reported 53.6 64.3 68.6 60.0 68.2 63.1 67.3 58.9 Less: Revenue Transition Impact1 (1.7) (1.0) (0.5) (0.3) (0.3) (0.3) (0.1) 0.0 Adjusted Net Sales 51.9 63.3 68.1 59.7 67.9 62.8 67.2 58.9 Gross Profit 45.4 54.0 57.8 50.3 55.4 53.0 56.7 49.0 Less: Revenue Transition Impact1 (1.5) (0.9) (0.4) (0.2) (0.3) (0.3) (0.1) 0.0 Adjusted Gross Profit 44.0 53.1 57.4 50.1 55.1 52.7 56.6 49.0 Adjusted Gross Margin 84.8% 83.9% 84.3% 83.9% 81.3% 83.9% 84.2% 83.1% Adjusted EBITDA 11.7 7.8 10.8 5.0 3.1 7.0 3.6 (1.7) Less: Capital Expenditures (0.4) (0.7) (2.2) (1.9) (0.4) (0.6) (0.3) (0.1) Less: Patent Application Costs (0.1) 0.0 (0.1) (0.2) (0.0) (0.1) (0.0) (0.1) Adjusted Free Cash Flow 11.2 7.1 8.5 2.9 2.7 6.3 3.3 (1.9) Impact of revenue transition includes cash collected related to the remaining contracts and cost of sales recognized on those collections, as applicable. For a discussion of the revenue transition and the defined terms, refer to Item 8, Notes to the Consolidated Financial Statements in the MiMedx Group, Inc. Form 10-K for the years ended December 31, 2021 and 2020, and the respective Form 10-Qs for the noted quarterly periods. Note: certain figures may not foot due to rounding.

ADJUSTED EBITDA RECONCILIATION ($ millions) 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 Net (Loss) Income (8.5) (19.4) (16.6) (8.4) (1.8) (2.3) 2.2 (10.5) Depreciation & Amortization 1.7 1.8 1.6 1.4 1.5 1.1 1.1 1.0 Interest Expense 2.6 1.5 1.5 1.5 1.4 1.0 1.2 1.1 Loss on Extinguishment of Debt 0.0 8.2 0.0 0.0 0.0 0.0 0.0 0.0 Income Tax 0.0 0.0 (1.0) 0.1 (0.0) 0.3 (0.1) 0.1 EBITDA (4.2) (7.9) (14.5) (5.5) 1.1 0.0 4.4 (8.3) Investigation, Restatement & Related 11.4 12.0 20.4 7.2 (2.1) 3.2 (4.5) 2.6 Impairment of Intangible Assets 0.0 0.0 1.0 0.0 0.0 0.0 0.1 0.0 Share-Based Compensation 4.4 3.7 3.9 3.2 4.1 3.8 3.6 4.0 Adjusted EBITDA1 11.7 7.8 10.8 5.0 3.1 7.0 3.6 (1.7) (1) Adjusted EBITDA is a non-GAAP measure consisting of GAAP net loss excluding: (i) depreciation, (ii) amortization of intangibles, (iii) interest expense, (iv) income tax provision, (v) costs incurred in connection with the Audit Committee Investigation and Restatement, (vi) impairment of intangible assets, and (vii) share-based compensation. Refer to Item 7 of our Annual Report on Form 10-K for the year ended December 31, 2021, filed with the SEC. Note: certain figures may not foot due to rounding.